September 2013 S AFETY . A CQUISITION . E XPERIENCE . NASDAQ: SAEX; SAEXW Exhibit 99.2

T HIS PRESENTATION INCLUDES CERTAIN FORWARD - LOOKING STATEMENTS , INCLUDING STATEMENTS REGARDING FUTURE FINANCIAL PERFORMANCE , FUTURE GROWTH AND FUTURE ACQUISITIONS . T HESE STATEMENTS ARE BASED ON SAE MANAGEMENTS ’ CURRENT EXPECTATIONS OR BELIEFS AND ARE SUBJECT TO UNCERTAINTY AND CHANGES IN CIRCUMSTANCES . A CTUAL RESULTS MAY VARY MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY THE STATEMENTS HEREIN DUE TO CHANGES IN ECONOMIC , BUSINESS , COMPETITIVE AND / OR REGULATORY FACTORS , AND OTHER RISKS AND UNCERTAINTIES AFFECTING THE OPERATION OF SAE’ S BUSINESS . T HESE RISKS , UNCERTAINTIES AND CONTINGENCIES INCLUDE : FLUCTUATIONS IN THE LEVELS OF EXPLORATION AND DEVELOPMENT ACTIVITY IN THE OIL AND GAS INDUSTRY ; THE VOLATILITY OF OIL AND NATURAL GAS PRICES ; DEPENDENCE UPON ENERGY INDUSTRY SPENDING ; DISRUPTIONS IN THE GLOBAL ECONOMY ; GLOBAL FACTORS INCLUDING POLITICAL AND MILITARY UNCERTAINTIES ; INDUSTRY COMPETITION ; DELAYS , REDUCTIONS OR CANCELLATIONS OF SERVICE CONTRACTS ; HIGH FIXED COSTS OF OPERATIONS ; OPERATIONAL DISRUPTIONS AND EXTERNAL FACTORS AFFECTING OUR CREWS SUCH AS WEATHER INTERRUPTIONS AND INABILITY TO OBTAIN LAND ACCESS RIGHTS OF WAY ; REDUCED UTILIZATION ; WHETHER IT ENTERS INTO TURNKEY OR TERM CONTRACTS ; CREW PRODUCTIVITY ; LIMITED NUMBER OF CUSTOMERS ; CREDIT RISK RELATED TO ITS CUSTOMERS ; THE AVAILABILITY OF CAPITAL RESOURCES ; ABILITY TO RETAIN KEY EXECUTIVES ; CURRENCY FLUCTUATIONS ; COURT DECISIONS AND REGULATORY RULINGS ; THE POTENTIAL DELISTING OF SAE’ S COMMON STOCK ON NASDAQ, PASSAGE OF NEW , OR INTERPRETATION OF EXISTING , ENVIRONMENTAL LAWS AND REGULATIONS ; AND OTHER FACTORS SET FORTH IN SAE’ S FILINGS WITH THE S ECURITIES AND E XCHANGE C OMMISSION . T HE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS . SAE IS NOT UNDER ANY OBLIGATION TO , AND EXPRESSLY DISCLAIMS ANY OBLIGATION TO , UPDATE OR ALTER ITS FORWARD - LOOKING STATEMENTS , WHETHER AS A RESULT OF NEW INFORMATION , FUTURE EVENTS , CHANGES IN ASSUMPTIONS OR OTHERWISE . S AFE H ARBOR 2

Company Overview

SAExploration

History

- Founded in 2006 in Peru
- Rapid growth through internal and acquisition-driven expansion
- Deep industry knowledge with 85+ years of combined executive experience
- Went public in June 2013

Strategy

- Reduce customers's exploration risk with dedication to safety and efficiency
- Utilize logistics expertise to provide a full range of 2D, 3D and 4D land and shallow water marine seismic data services
- No speculative shooting - 100% of revenue is earned on a fully-funded, contracted basis
- Invest in leading-edge technology - $65 million in new equipment capex (2011-2013)

Geography

- Specializes in logistically-complex, challenging environments
- Focuses on North America, South America, and Southeast Asia
- Operates in most of the prolific oil producing regions in the world

Blue-chip Customer base

- Avg. client relationship of 5-6 years
- Largest Three customers accounted for ~56% of 2012 revenues

3

Service Overview

Program Design
- 2D, 3D and 4D survey design
- Align parameters and technologies to needs, budget and plan



Planning & Permitting
- Extensive experience in heavily cultured areas, logistically challenging land programs, transition zones, and shallow water



Camp Services
- Streamlined processes for setting up and dismantling field camps in remote areas

Survey and Line Cutting
- Utilize latest technologies
- Skilled at managing subcontractors to ensure project completion and integrity



Drilling
- Senior staff with 50+ years experience drilling for seismic recording in some of the world's most challenging environments
- Versatile, portable drilling equipment



Recording
- Employ a variety of techniques (explosives, Vibroseis, air guns)
- Wireless or cable-based systems, and single or multi-component geophones



Processing
- End-to-end data management expedites delivery



4

5 G LOBAL P RESENCE C ONTRACT R EVENUE B ACKLOG OF $285.0 MILLION AT J UNE 30, 2013 $123.0 MILLION OF NEW CONTRACTS ANNOUNCED IN Q2 2013 M AJORITY OF THESE PROJECTS WILL BEGIN IN Q3 2013 AND CONTINUE THROUGH Q1 2014

FINANCIAL OVERVIEW ($ IN MILLIONS)

REVENUE & GROSS MARGIN



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$133.8
$180.8
$257.4
$136.2
$127.1
13.9%
16.1%
17.4%
20.5%
23.8%
2010
2011
2012
1H'12
1H'13
= Gross Margin

1H 2012 included North American contract with significant third-party revenues

1H 2013 REVENUE BREAKDOWN

GLOBAL DIVERSITY MITIGATES GEOGRAPHIC RISK

PURSUING NEW OPPORTUNITIES IN SE ASIA AND AFRICA

FOCUS ON GROWING MARKET SHARE IN CURRENT GEOGRAPHIES



$18.5
SE Asia
$53.4
North America
$55.2
South America

6

GLOBAL E&P SPEND VS. GLOBAL OIL PRODUCTION

OIL IS BECOMING INCREASINGLY DIFFICULT AND MORE EXPENSIVE TO LOCATE

- GLOBAL OIL PRODUCTION FROM 1985 TO 2013 : INCREASE OF ~**50%**
- GLOBAL E&P SPENDING FROM 1985 TO 2013 : INCREASE OF ~**690%**



E&P Spend
($ billions)
Oil Production
(mbpd)
700
600
500
400
300
200
100
0
90
80
70
60
50
40
30
20
10
0
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Worldwide E&P Spending
Global Oil Production

SOURCE: IEA, BARCLAYS GLOBAL 2013 E&P SPENDING UPDATE

7

Seismic Market Opportunity


$644 B
Market
Exploration
16%
Geophysics
< 4%
Development
80%
10-15%
$16-19 B
Market
12%
Data Library Sales
8%
Data Processing
Land Equipment
25-30%
Land Acquisition Services
Marine Equipment
40%
Marine Acquisition Services

Worldwide annual E&P capital spending estimated at ~ $644 billion

Seismic industry represents a $16 to $19 billion annual revenue opportunity

Land acquisition services segment of the seismic market represents a $4.4 to $5.3 billion annual market

Source: ION Geophysical October 3, 2012 Investor Presentation; Barclays Global 2013 E&P Spending Update

8

NORTH AMERICAN MARKET AND TRENDS

- EXPANDED INTO NORTH AMERICA IN 2011 AND IMMEDIATELY OBTAINED A SIGNIFICANT MARKET SHARE IN CANADA AND ALASKA
- NORTH AMERICAN MARKET IS A STABILIZED AND SUSTAINED MARKET FOR 3D SEISMIC
  - IN MOST OF NORTH AMERICA, THE HIGHER MARGIN 3D SEISMIC ACQUISITION IS THE STANDARD AS INTERNATIONAL OIL COMPANIES (IOC) AIM TO MAXIMIZE THE EFFICIENCY OF THEIR RESERVOIRS AND REDUCE EXPLORATION RISK
- TAX CREDITS FOR EXPLORATION (40-60% REBATE FOR EVERY EXPLORATION DOLLAR SPENT) IN ALASKA, INCLUDING THE ALASKA NORTH SLOPE, IS INCENTIVIZING IOC TO INCREASE ACTIVITY IN THE REGION
- ENTRANCE INTO ALASKA AND CANADA OPTIMIZES SAE'S RESOURCE UTILIZATION AND IS CONSISTENT WITH SAE'S FOCUS ON LOGISTICALLY COMPLEX MARKETS

HISTORICAL REVENUE ($MM) (1)



$140
$120
$100
$80
$60
$40
$20
$0
$2.4
$51.8
$122.1
$53.4
2010
2011
2012
1H'13
UNITED STATES
CANADA

(1) HISTORICAL REVENUE STATISTICS ILLUSTRATED ABOVE DO NOT INCLUDE CORPORATE AND INTER-COMPANY ELIMINATIONS

9

South American Market and Trends

- IOCs throughout South America seek experienced seismic providers with complex environment know-how, strong QHSE records and excellent relations with local communities

  -SAE has a strong QHSE record

  -SAE has numerous personnel devoted to building strong community and government relations

- Stabilizing political environments provide confidence and high growth potential to these markets

- South American countries continue to expand and develop; demanding significantly more energy to fuel this growth

  -SAE is taking advantage of this growth by expanding into Brazil and continuing to grow in Colombia, Peru and Bolivia

- The South American market helps optimize SAE's equipment utilization by offsetting North American and South American operating seasons

Historical Revenue ($MM) (1)


$120
$100
$80
$60
$40
$20
$0
$104.4
$90.5
$118.6
$55.2
2010
2011
2012
1H'13
Colombia
Peru
Bolivia

(1) Historical revenue statistics illustrated above do not include corporate and inter-company eliminations

10

Southeast Asian Market and Trends

- In 2010, SAE entered the Southeast Asian market (Papua New Guinea) for one of its long-time IOC customers
  - During a planned lapse of the Papua New Guinea contract in 2012, SAE successfully expanded to the New Zealand market
  - SAE recently completed a renewed contract in Papua New Guinea for the same customer since 2010
- SAE uses wireless recording technology in the New Zealand market to improve data acquisition efficiency
- In 2013 SAE further expanded its Southeast Asian operations to Malaysia utilizing shallow water nodal technology
- SAE views the region as a relatively untapped market that is complementary to its unique skill set

Historical Revenue ($MM) (1)



$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$27.1
$38.4
$16.7
$18.5
2010
2011
2012
1H'13
Papua New Guinea
Singapore
New Zealand
Malaysia

(1) Historical revenue statistics illustrated above do not include corporate and inter-company eliminations

11

Growth Strategies

- Continued Expansion into Logistically Complex Markets around the World
- Utilization of New Acquisition Technologies in Global Markets
- Reduce Customer Exploration Risk by Providing Industry-Leading QHSE and Focus on Community Relations
- Maximize Asset Utilization and Resource Efficiencies
- Attract and Retain the best managers and crew-level personnel in the industry

12

CONTACT

BRENT WHITELEY
CHIEF FINANCIAL OFFICER AND
GENERAL COUNSEL
713-816-6392
BWHITELEY@SAEXPLORATION.COM

DEVIN SULLIVAN
SENIOR VICE PRESIDENT
(212) 836-9608
DSULLIVAN@EQUITYNY.COM

THOMAS MEI
ASSOCIATE
(212) 836-9614
TMEI@EQUITYNY.COM

13

A PPENDIX • E XECUTIVE M ANAGEMENT • S ECOND Q UARTER 2013 F INANCIAL R EVIEW • EBITDA R ECONCILIATION 14

Executive Management

Years Experience



Jeff Hastings
Chairman

- President and Owner of Fairweather Geophysical, which successfully maintained a significant market share of Alaskan seismic market during each year of operation
- Following the acquisition of Fairweather Geophysical by Veritas DGC in 2000, Mr. Hastings retained his role as Head of the Alaskan Division for Veritas and then CGGVeritas following its acquisition of Veritas DGC.
- Mr. Hastings was instrumental in assisting SAE in successfully expanding its operations on Alaska's Cook Inlet and North Slope

35 +



Brian Beatty
President and CEO

- Founded SAE in 2006 after establishing and maintaining Veritas DGC's South American operations, where he ran operations for over 15 years
- Began career in seismic field management in 1980 with Veritas DGC
- Successfully led SAE's expansion into Canada through its acquisition of Datum Exploration

30 +



Brent Whiteley
CFO and General Counsel

- Joined SAE in 2011 in the role of COO and General Counsel, later transitioning to the role of CFO and General Counsel
- Following over 10 years in private law practice, Mr. Whiteley joined Veritas DGC as its Assistant General Counsel. Mr. Whiteley obtained his MBA in 2006 and assumed the role of General Counsel—Americas for CGGVeritas and then assumed the Senior VP role running the operations for CGGVeritas' Land Acquisition business in the Americas.

20 +

15

S ECOND Q UARTER 2013 F INANCIAL R EVIEW ($ IN MILLIONS ) 16 Q2 2013 Q2 2012 Revenue (1) $42.4 $74.4 Gross profit $10.2 $13.0 Gross profit excluding depreciation (2) $13.7 $15.8 Gross margin 24.2% 17.4% Gross margin excluding depreciation (2) 32.2% 21.2% Net (loss) income ($0.2) $5.1 Net income excluding merger costs (3) $0.3 $5.1 EBITDA $7.6 $9.0 6/30/2013 12/31/2012 Cash & equivalents $28.5 $15.7 Working capital $50.4 $27.7 Long - term debt $90.9 $78.5 Stockholders’ Equity $36.5 $24.1 1) 2Q 2012 revenues included North American contract with significant third - party revenues 2) Excludes direct operating expenses, including depreciation of $3.4 M and $2.8 M in Q2 2013 and Q2 2012, respectively 3) Excludes one - time costs of $0.6M related to June 2013 merger with Trio Merger Corp.

EBITDA Reconciliation: Three and Six Months 2013 and 2012

SAExploration

(Unaudited)

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2013	2012	2013	2012
Net (loss) income	$ (245)	$ 5,073	$ 5,617	$ 12,826
Depreciation and amortization	4,155	2,973	8,550	5,756
Interest expense, net	2,955 (1)	471	5,720 (1)	839
Provision (benefit) for income taxes	(1,117)	483	1,248	1,917
Non-recurring major expense	1,841 (2)	-	1,841 (2)	-
Modified EBITDA	$ 7,589	$ 9,000	$ 22,976	$ 21,338

(1) Excludes $472,000 and $1,092,000 of amortization of loan issuance costs which are included in depreciation and amortization in the three and six month periods ended June 30, 2013.

(2) Principally debt-related third-party costs, merger costs, and one-time severance costs related to the reduction of staff in Colombia.

Modified EBITDA (arrived at by taking earnings before interest, taxes, depreciation and amortization, and non-recurring expenses) is not derived in accordance with generally accepted accounting principles ("GAAP"). EBITDA is a key metric SAE uses in evaluating its financial performance. EBITDA is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. SAE considers EBITDA important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of non-cash and non-recurring items, EBITDA enables SAE's Board of Directors and management to monitor and evaluate the business on a consistent basis. SAE uses EBITDA as a primary measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating investments and potential acquisitions. The presentation of EBITDA should not be construed as an inference that SAE's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as non-cash compensation. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

17

EBITDA Reconciliation: FY 2010-2012

	December 31, (in thousands)		
	2012	2011	2010
Net Income	$ 9,985	$ 9,508	$ 5,821
Depreciation and amortization	12,470	4,110	3,493
Interest expense, net	3,573 [1]	624	674
Income tax expense	1,444	3,319	4,500
Non-recurring major expense	3,437 [2]	964 [3]	-0-
Modified EBITDA	$ 30,909	$ 18,525	$ 14,488

(1) Excludes $213,000 of amortization of loan issuance costs which are included in depreciation and amortization in December 2012.

(2) Principally the cost associated with deferred financing costs and fee for early payment of debt.

(3) Principally the costs related to contemplated acquisitions.

Modified EBITDA (arrived at by taking earnings before interest, taxes, depreciation and amortization, and non-recurring expenses) is not derived in accordance with generally accepted accounting principles ("GAAP"). EBITDA is a key metric SAE uses in evaluating its financial performance. EBITDA is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. SAE considers EBITDA important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of non-cash and non-recurring items, EBITDA enables SAE's Board of Directors and management to monitor and evaluate the business on a consistent basis. SAE uses EBITDA as a primary measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating investments and potential acquisitions. The presentation of EBITDA should not be construed as an inference that SAE's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as non-cash compensation. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

18